                                                                EXHIBIT 10.20(v)



                          FIFTH MODIFICATION AGREEMENT

      BY THIS FIFTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 18th day of March, 2002, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, whose address is 100 West Washington, Phoenix, Arizona 85003 (hereinafter called "Lender"), and SCHUFF INTERNATIONAL, INC., a Delaware corporation ("Borrower") as successor in interest to SCHUFF STEEL COMPANY, a Delaware corporation (hereinafter called "Original Borrower"), whose address is 420 South 19th Avenue, Phoenix, Arizona 85009, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS.

      1.1 Original Borrower and Lender, as Lender, Arranger, Administrative Agent, Issuing Bank and Swing Line Lender, entered into a Credit Agreement dated June 30, 1998 (the "Credit Agreement"), which provided for, among other things,
(a) a revolving line of credit (the "RLC") in the amount of $25,000,000.00 since reduced to $15,000,000.00, evidenced by a Revolving Promissory Note dated June 30, 1998, executed by the Borrower (the "RLC Note"), and (b) a revolving line of credit (the "Swing Line" and with the RLC, the "Loans") in the amount of $5,000,000.00, evidenced by a Revolving Promissory Line dated June 30, 1998, executed by the Company (the "Swing Line Note" and with the RLC Note, the "Notes"), all upon the terms and conditions contained therein. The Credit Agreement was subsequently amended by that Modification Agreement dated as of March 10, 1999, by that Second Modification Agreement dated as of March 28, 2000, that Third Modification Agreement dated as of August 21, 2000 and that Fourth Modification Agreement dated as of September 27, 2001 (collectively, the "Modification"). All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement. The Credit Agreement, the Notes and all other agreements, documents and instruments relating to the Loans, as modified by the Modification, are referred to as the Loan Documents.

      1.2 Borrower and Lender desire to modify the Loan Documents as set forth herein.

SECTION 2. LOAN AGREEMENT.

      2.1 Section 2.1(a) of the Credit Agreement is hereby amended to read as follows:

                  (a) Subject to the terms and conditions set forth in this
            Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Lender shall, pro rata according to its Pro Rata Share of the then applicable Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request that do not exceed in the aggregate at any one time outstanding the amount of that Lender's pro Rata Share of the then applicable Commitment; provided that, after giving effect to the Loan of which such Advance is a part, the

            Outstanding Balance shall not exceed (i) $5,000,000.00 so long as EBITDA for the prior four Fiscal Quarters does not exceed $25,000,000.00, and (ii) the Commitment so long as EBITDA for the prior four Fiscal Quarters exceeds $25,000,000.00. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Commitment without premium or penalty.

      2.2 Section 2A.1(a) of the Credit Agreement is hereby amended to read as follows:

                  (a) Provided that the Borrower has satisfied the conditions precedent contained in Section 2A.1(c) hereof, the Issuing Bank agrees, from time to time, to issue and/or renew Standby Letters of Credit on behalf of the Borrower so long as upon such issuance and/or renewal, after giving to such Standby Letter of Credit, (i) the Outstanding Balance will not exceed (1) $5,000,000.00 so long as EBITDA for the prior four Fiscal Quarters does not exceed $25,000,000.00, and (2) the Commitment so long as EBITDA for the prior four Fiscal Quarters exceeds $25,000,000.00, and (ii) the Letter of Credit Balance will not exceed the Letter of Credit Commitment. The expiration date of a Standby Letter of Credit may not exceed the earlier of the Maturity Date or one year after its issuance. On each Quarterly Payment Date and on the earlier of the expiration date of a Standby Letter of Credit and the date upon which the Obligations are paid in full and the Commitment terminated, Borrower shall pay in arrears to the Administrative Agent, for the account of each Lender according to its Pro Rata Share of the Commitment, a Standby Letter of Credit fee equal to the Eurodollar Rate Spread times the undrawn amount of each outstanding Standby Letter of Credit.

      2.3 Section 6.11 of the Credit Agreement is hereby amended to read as follows:

                  6.11 Financial Covenants. Permit the following (collectively, the "Financial Covenants"):

                        (a) Its Leverage Ratio at the end of the applicable
                  Fiscal Quarter for the prior four Fiscal Quarters to exceed the following:

                                                 Leverage
                  Fiscal Quarter Ending            Ratio
                  ---------------------            -----
                  December 31, 2001             4.00 to 1.0
                  March 31, 2002                5.00 to 1.0
                  June 30, 2002                 5.00 to 1.0
                  September 30, 2002            5.00 to 1.0
                  December 31, 2002 and         4.00 to 1.0
                    thereafter

                        (b) Its Fixed Charge Coverage Ratio, as hereinafter
                  adjusted, at the end of the applicable Fiscal Quarter for the prior four Fiscal Quarters to be less than the following:

                                                 Fixed Charge
                  Fiscal Quarter Ending         Coverage Ratio
                  ---------------------         --------------
                  December 31, 2001              1.50 to 1.0
                  March 31, 2002                 1.25 to 1.0
                  June 30, 2002                  1.25 to 1.0
                  September 30, 2002 and         1.50 to 1.0
                    thereafter

                        (c) Its EBITDA at the end of any Fiscal Quarter for the
                  prior four Fiscal Quarters (for this purpose, EBITDA will be calculated on a pro-forma basis to include all entities acquired) to be less than:

                  Fiscal Quarter Ending            EBITDA
                  ---------------------            ------
                  December 31, 2001             $20,000,000
                  March 31, 2002                 19,000,000
                  June 30, 2002                  19,000,000
                  September 30, 2002             19,000,000
                  December 31, 2002 and          25,000,000
                    thereafter

      2.4 Article 6 of the Credit Agreement is hereby amended by the addition of the following Section 6.12:

                  6.12 Senior Notes. Purchase any of the Senior Notes so long as
            EBITDA for the prior four Fiscal Quarters does not exceed $25,000,000.00.

      2.5 Schedule 3.1 of the Credit Agreement is hereby amended to read as attached hereto.

      2.6 Exhibit "B" of the Credit Agreement is hereby amended to read as attached hereto.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

      3.1 All references to the Credit Agreement in the Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

      3.2 Borrower acknowledges that the indebtedness evidenced by the Notes is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Notes according to the terms thereof, as herein modified.

      3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Notes and the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

      3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, of which Borrower has, or may reasonably be expected to have knowledge, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loans. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

      3.5 All terms, conditions and provisions of the Notes and the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Notes and the Credit Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

      4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

      4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

            (a) An original of this Agreement, fully executed by the Borrower.

            (b) An original Consent and Agreement of Guarantors executed by each Guarantor.

            (c) Such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and each Subsidiary and the authority of any person executing this Agreement or other documents on behalf of the Borrower and each Subsidiary.

      4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

      4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note and shall be due and payable upon demand.

      4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loans or of the Notes or the Credit Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

      4.6 Time is hereby declared to be of the essence hereof of the Loans, of the Notes and of the Credit Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Notes and the Credit Agreement.

      4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

      4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

      4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

      IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                    SCHUFF INTERNATIONAL, INC.,
                                    a Delaware corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  President and Chief Executive Officer
                                        ----------------------------------------

                                                                        BORROWER


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    a national banking association



                                    By: /s/ John Helms
                                       -----------------------------------------
                                    Name: John Helms
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------

                                                                          LENDER

                       CONSENT AND AGREEMENT OF GUARANTORS

      Each of the undersigned Guarantors executed a Guaranty (each, a "Guaranty") as described in the Credit Agreement dated as of June 30, 1998 (as amended from time to time, the "Credit Agreement") between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and SCHUFF STEEL COMPANY, a Delaware corporation (the "Original Borrower"). Each of the undersigned Guarantors hereby consents and agrees to the modifications and all other matters contained in the foregoing Fifth Modification Agreement of even date herewith.

                                    BANNISTER STEEL INC., a California
                                    corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    ADDISON STEEL, INC., a Florida corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    QUINCY JOIST COMPANY, a Florida corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    SCHUFF STEEL COMPANY, a Delaware corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  President
                                        ----------------------------------------

                                    AITKEN, INC., a Texas corporation



                                    By: /s/ Scott A. Schuff
                                       -----------------------------------------
                                    Name: Scott A. Schuff
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    ON-TIME STEEL MANAGEMENT, INC., a Delaware corporation



                                    By: /s/ Michael R. Hill
                                       -----------------------------------------
                                    Name: Michael R Hill
                                         ---------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------



Dated as of  March 18, 2002

                                  SCHEDULE 3.1

                                  PRICING GRID

                       Eurodollar Rate
  Leverage Ratio           Spread          Base Rate Spread   Facility Fee Rate
  --------------           ------          ----------------   -----------------
4.00 or higher, but         3.50%                1.50%              .625%
less than 5.00

3.75 or higher              3.25%                1.25%              .500%

3.50 or higher              3.00%                1.00%              .500%

3.00 or higher              2.50%                 .50%              .375%
below 3.00                  2.25%                   0%              .250%

                                   EXHIBIT "B"

                             COMPLIANCE CERTIFICATE
                         FOR FISCAL QUARTER/YEAR ENDING
                             ________________, 20__




Wells Fargo Bank, National Association
100 West Washington
Phoenix, Arizona  85003

Attn: John Helms                                         Date:__________________
      #4101-251


Dear Ladies and Gentlemen:

      This Compliance Certificate refers to the Credit Agreement dated as of June 30, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among SCHUFF INTERNATIONAL, INC., a Delaware corporation ("Borrower") as successor in interest to Schuff Steel Company, the Lenders named therein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders and as Arranger, Issuing Bank and Swing Line Lender. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      Pursuant to Section 7.1 of the Credit Agreement, the undersigned certifies that:

      1. Enclosed are the required financial statements for the [fiscal quarter] [fiscal year] ending _________________ ("Reporting Period") for Borrower as required under Section 7.1 of the Credit Agreement.

      2. To the best of the undersigned's knowledge, no "Event of Default" or "Default" has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

      3. As of the last day of the Reporting Period, the computations below were true and correct:

I.    SECTION 6.11(a)   LEVERAGE RATIO

Numerator:        Net Funded Debt                                              A
                                                          ----------------------
                  Divided by

Denominator:      EBITDA                                                       B
                                                          ----------------------

Ratio:            Equals (A/B):                                                X
                                                          ----------------------
             Maximum Permitted:
                                                          ----------------------
              December 31, 2001                                      4.00 to 1.0
                                                          ----------------------
              March 31, June 30                                      5.00 to 1.0
                                                          ----------------------
              December 31, 2002 and thereafter                       4.00 to 1.0
                                                          ----------------------

II.   SECTION 6.11(b)   FIXED CHARGE COVERAGE RATIO

Numerator:        EBITDA
                                                          ----------------------
                  + Operating Lease Expense
                                                          ----------------------
                  Equals:                                                      A
                                                          ----------------------

                  Divided by

Denominator:      Scheduled Principal Payments
                                                          ----------------------
                  + Interest Payments
                                                          ----------------------
                  + Operating Lease Expense
                                                          ----------------------
                  + Principal Reduction
                    (redemption or repurchase)
                                                          ----------------------
                  Equals:                                                      B
                                                          ----------------------

Ratio:            Equals (A/B):                                                X
                                                          ----------------------

             Minimum Permitted:
                                                          ----------------------
              December 31, 2001                                      1.50 to 1.0
                                                          ----------------------
              March 31, June 30                                      1.25 to 1.0
                                                          ----------------------
              September 30, 2002 and thereafter                      1.50 to 1.0
                                                          ----------------------

III.  SECTION 6.11(c)   EBITDA (prior twelve months)

             Actual                                       $
                                                          ----------------------
             Minimum Permitted:
                                                          ----------------------
              December 31, 2001                           $           20,000,000
                                                          ----------------------
              March 31, June 30, September 30, 2002       $           19,000,000
                                                          ----------------------
              December 31, 2002 and thereafter            $           25,000,000
                                                          ----------------------

IV.   SECTION 6.10(a)   MAINTENANCE CAPITAL EXPENDITURES

                  Maximum Permitted                       $            5,000,000
                                                          ----------------------
                  Actual
                                                          ----------------------


                                    SCHUFF INTERNATIONAL, INC., a Delaware
                                    corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------
                                          Senior Officer


                                      -3-